UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2015

Eldorado Resorts, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36629	46-3657681

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 328-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On October 26, 2015, Eldorado Resorts, Inc. (the “Company”) issued a press release, with financial information and schedules, announcing results for the third fiscal quarter ended September 30, 2015 (the “Press Release”).  A copy of the Press Release was furnished as Exhibit 99.1 to a Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on October 26, 2015.

Subsequent to the issuance of the Press Release and as part of completing its financial statement close process for its Form 10-Q, the Company determined that it incorrectly reported net income and net income per share of common stock for the three and nine month periods ended September 30, 2015.  Specifically, in connection with a refinancing transaction consummated in July 2015, the Company misinterpreted the procedural and assessment calculation guidance related to Accounting Standards Codification (“ASC”) 470, Debt-Modifications and Extinguishments. This resulted in the Company mischaracterizing a portion of the transaction costs associated with the refinanced debt during the quarter ended September 30, 2015.  The Company originally reported net income of $3,334,000 and $1,965,000, and net income per share of common stock as $0.07 and $0.04 for the three and nine months ended September 30, 2015, respectively.  After correcting the error, the Company’s net income was $5,399,000 and $4,030,000, and net income per share of common stock was $0.12 and $0.09 for the three and nine months ended September 30, 2015, respectively.

Attached hereto as Exhibit 99.1 is an amended copy of the financial tables to the Press Release with the corrected net income and net income per share of common stock information, as well as corresponding adjustments to the reconciliation of GAAP to non-GAAP financial information.  In addition, the correction of the error resulted in certain adjustments to the Company’s unaudited consolidated statements of operations for the three and nine months ended September 30, 2015 as well as the Company’s consolidated balance sheets as of September 30, 2015, which adjustments are reflected in Exhibit 99.1 attached hereto.  No other changes were made to the financial tables to the Press Release.

The Company will make the same corrections to the version of the Press Release available on its website.

The information in this Current Report on Form 8-K/A and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description

99.1	Updated Financial Tables to the Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELDORADO RESORTS, INC., a Nevada corporation

By:
Date: November 9, 2015	/s/ Gary L. Carano
	Name:	Gary L. Carano
	Title:	Chief Executive Officer